UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): November 23, 1998



                          SECOM GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)



DELAWARE                         0-14299                     87-0410875
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number                Identification No.)
incorporation)


46035 GRAND RIVER AVENUE, NOVI, MICHIGAN                             48374
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (248) 305-9410

Item 4. Changes in Registrant's Certifying Accountant

     (a) On November 23, 1998, Secom General Corporation (the "Registrant") dismissed Deloitte & Touche LLP and appointed the accounting firm of Rehmann Robson as independent accountants for fiscal 1998 to replace Deloitte & Touche LLP effective with such appointment. The Registrant's Board of Directors approved the selection of Rehmann Robson as new independent accountants upon the recommendation of the Registrant's Audit Committee.

     (b) During the two most recent fiscal years and interim periods subsequent to the Registrant's fiscal year end of September 30, 1998, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     (c) Deloitte & Touche LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) Registrant has provided Deloitte & Touche LLP with a copy of this disclosure and has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements (a copy of Deloitte & Touche LLP's letter to the SEC dated December 1, 1998, is filed as Exhibit 16 to this Form 8-K.)

                                EXHIBIT LIST

EXHIBIT NO.                   DESCRIPTION                        PAGE NO.
-----------                   -----------                        --------

    16                   Letter from Deloitte & Touche LLP           5
                         to the SEC dated December 1, 1998

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        SECOM GENERAL CORPORATION
                                        (Registrant)



                                        By:      /s/ Paul Clemente
                                             -------------------------------
                                                 Paul Clemente
                                                 Vice President

Dated:  December 1, 1998